Exhibit 32

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE

SARBANES-OXLEY ACT OF 2002

To my knowledge, this Annual Report on Form 10-K for the year ended December 31, 2011 of ASB Bancorp, Inc. (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in this Report fairly presents, in all material respects, the consolidated financial condition and results of operations of ASB Bancorp, Inc.

March 27, 2012	By:	/s/ SUZANNE S. DEFERIE
Suzanne S. DeFerie
President and Chief Executive Officer (duly authorized representative)

March 27, 2012	By:	/s/ KIRBY A. TYNDALL
Kirby A. Tyndall
Executive Vice President and Chief Financial Officer (principal financial and accounting officer)